                            RULE 10f-3 REPORT FORM

                        Record Of Securities Purchased
                    Under The Trust's Rule 10f-3 Procedures

1. Name of Portfolio: Metropolitan Series Fund, Inc. Neuberger & Berman Partners Mid Cap Value Portfolio

2.      Name of Issuer: Wellpoint Health Networks

3.      Date of Purchase: June 28, 1999

4.      Underwriter from whom purchased: Warburg Dillon Read

5. "Affiliated Underwriter" managing or participating in underwriting syndicate: Neuberger Berman, LLC

6.      Is a list of the underwriting syndicate's members attached?  Yes X  No
                                                                         _     _

7. Aggregate principal amount of purchase by all investment companies advised by the Adviser or Subadviser: 339,600

8.      Aggregate principal amount of offering: 10,000,000

9.      Purchase price (net of fees and expenses): $81.00

10.     Date offering commenced: June 28, 1999

11.     Offering price at close of first day on which any sales were made:
        $81.00

12.     Commission, spread or profit: 2.25%     $1.8225/per share

13.     Have the following conditions been satisfied?                Yes   No

a.      The securities are:

                part of an issue registered under the Securities Act  X
                of 1933 which is being offered to the public;        ___   ___

                Eligible Municipal Securities;                       ___   ___

                Sold in an Eligible Foreign Offering; or             ___   ___

                sold in an Eligible Rule 144A offering?              ___   ___

        (See Appendix B to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                     Yes   No
                                                                     ---   --
b.      (1) The securities were purchased prior to the end of the
        first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of
        securities in that offering or in any concurrent offering
        of the securities (except, in the case of an Eligible
        Foreign Offering, for any rights to purchase that are
        requiring by law to be granted to existing security holders
        of the issuer); OR                                            X
                                                                     ---  ---

        (2) If the securities to be purchased were offered for
        subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
                                                                     ---  ---
c.      The underwriting was a firm commitment underwriting?
                                                                      X
                                                                     ---  ---
d.      The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see Attachment
        for comparison of spread with comparable recent offerings)?   X
                                                                     ---  ---
e. The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous
        operation for not less than three years?                      X
                                                                     ---  ---
f.      (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser did not
        exceed 25% of the principal amount of the offering; OR        X
                                                                     ---  ---
        (2) If the securities purchased were sold in an Eligible
        Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

        (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

        (ii)   The principal amount of the offering of such class
               in any concurrent public offering?
                                                                     ---  ---
g.      (1) No affiliated underwriter of the Trust was a direct or
        or indirect participant in or beneficiary of the sale; OR     X
                                                                     ---  ---
        (2) With respect to the purchase of Eligible Municipal
        Securities, such purchase was not designated as a group
        sale or otherwise allocated to the account of an affiliated underwriter?
                                                                     ---  ---
                                       2

                                                                     Yes   No
                                                                     ---   --
h.      Information has or will be timely supplied to the appro-
        priate officer of the Trust for inclusion on SEC Form
        N-SAR and quarterly reports to the Trustees?                  X
                                                                     ___   ___


Approved: /s/ R. Russell                Date: 7/6/99
          --------------------------          ------------------------

------------------------------------------------------------------------------------------------------------------------------------
NeubergerBerman                                  Merrin Trading Blotter                 Printed Date && 6/29/99 5:19:24 PM
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Name:  MET Series Partners    1682    1682
Trade       Settle                    Ticker                             Gross    Net      CTRY  Gross
                        T   Quantity          Cusip      Sec Name                 Price          Amount     Commission   Taxes
Date        Date                      Symbol                             Price             Code
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  07/02/1999  BY  1,100     UCR     90262K109  UCAR INTL INC   25.0000  25.0550  USD   27,500.00  60.50        0
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  07/02/1999  BY  1,000     WLP     94973H108  WELLPOINT       61.0000  61.0550  USD   61,000.00  55.00        0
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  07/02/1999  BY    500     WLP     94973H108  WELLPOINT       61.7299  61.7649  USD   40,664.95  27.50        0
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  07/02/1999  SL  1,100     OI      690768403  OWENS-ILLINOI   32.5167  32.4617  USD   35,768.37  60.50        1.2
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  07/02/1999  SL    300     RTNA    755111309  RAYTHEON CO     68.3419  68.2869  USD   20,502.57  16.50        0.69
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  07/02/1999  SL  1,000     TER     660770102  TERADYNE INC    69.0722  69.0172  USD   69,072.20  55.00        2.31
------------------------------------------------------------------------------------------------------------------------------------

Trade       Net                       Ticket
                        Broker Name   Number           PF#
Date        Amount
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  27,560.00   NEUBERGER     032395101        1582
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  61,055.00   SBC WARBURG   032399902        1582
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  40,892.45   MORGAN        032405401        1582
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  35,706.67   MONTGOMERY    032407201        1582
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  20,485.38   NEUBERGER     032407301        1582
------------------------------------------------------------------------------------------------------------------------------------
06/29/1999  69,014.89   NEUBERGER     032407401        1582
------------------------------------------------------------------------------------------------------------------------------------

                                 UNDERWRITERS

       Under the terms and conditions of the underwriting agreement dated the date of this prospectus, the U.S. underwriters named below, for whom Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Smith Barney Inc. and Warburg Dillon Read LLC, a subsidiary of UBS AG, are acting as U.S. representatives, and the international underwriters named below for whom Morgan Stanley & Co. International Limited, Merrill Lynch International, Deutsche Bank AG London, Donaldson, Lufkin & Jenrette International, Salomon Brothers International Limited and UBS AG, acting through its division Warburg Dillon Read, are acting as international managers, have severally agreed to purchase, and the selling stockholder has agreed to sell to them, severally, the number of shares of our common stock indicated below;

                                                                                                                      Number of
Name                                                                                                                   Shares
----                                                                                                                  ----------
U.S. Underwriters:
  Morgan Stanley & Co. Incorporated ...............................................................................    2,024,000
  Merrill Lynch, Pierce, Fenner & Smith
                Incorporated ......................................................................................    2,024,000
  Deutsche Bank Securities Inc. ...................................................................................      828,000
  Donaldson, Lufkin & Jenrette Securities Corporation .............................................................      828,000
  Salomon Smith Barney Inc ........................................................................................      828,000
  Warburg Dillon Read LLC, a subsidiary of UBS AG .................................................................      828,000
  ABN AMRO Chicago Corporation ....................................................................................       80,000
  Banc of America Securities LLC ..................................................................................       80,000
  Chase Securities Inc. ...........................................................................................       40,000
  Conning & Company ...............................................................................................       40,000
  Credit Suisse First Boston Corporation ..........................................................................       80,000
  A.G. Edwards & Sons, Inc ........................................................................................       80,000
  Fox-Pitt, Kelton Inc. ...........................................................................................       40,000
  ING Baring Furman Selz LLC ......................................................................................       80,000
  Edward D. Jones & Co., L.P. .....................................................................................       80,000
  Neuberger & Berman ..............................................................................................       40,000
  PaineWebber Incorporated ........................................................................................       80,000
  SG Cowen Securities Corporation .................................................................................       80,000
  Sanford C. Bernstein & Co., Inc. ................................................................................       40,000
                                                                                                                      ----------
    Subtotal ......................................................................................................    8,200,000
                                                                                                                      ----------
International Underwriters:
  Morgan Stanley & Co. International Limited ......................................................................      396,000
  Merrill Lynch International .....................................................................................      396,000
  Deutsche Bank AG London .........................................................................................      162,000
  Donaldson, Lufkin & Jenrette International ......................................................................      162,000
  Salomon Brothers International Limited ..........................................................................      162,000
  UBS AG, acting through its division Warburg Dillon Read .........................................................      162,000
  ABN AMRO Rothchild ..............................................................................................       45,000
  Commerzbank AG ..................................................................................................       45,000
  Credit Lyonnais Securities Euro-Securities Ltd. .................................................................       45,000
  Hsbe Investment Bank Plc ........................................................................................       45,000
  Indosuez Capital ................................................................................................       45,000
  Kredietbank NV ..................................................................................................       45,000
  Rabobank Nederland ..............................................................................................       45,000
  ScotiaMcLeod Inc. ...............................................................................................       45,000

     Subtotal .....................................................................................................    1,800,000
                                                                                                                      ----------
      Total ......................................................................................................    10,000,000
                                                                                                                      ----------
                                                                                                                      ----------

                             RULE 10F-3 COMPLIANCE
                                WORKSHEET - P.3



Additional information for paragraph (b) -- commission or spread -- comparaable recent offering:

--------------------------------------------------------------------------------------------------------------------
                        COMPARISON #1                   COMPARISON #2                   COMPARISON #3
--------------------------------------------------------------------------------------------------------------------
SECURITY                Wellpoint Health Networks       Emgelhard Corp.                 Lyondell Chemical
--------------------------------------------------------------------------------------------------------------------
DATE OFFERED            6/28/99                         5/18/99                         5/12/99

--------------------------------------------------------------------------------------------------------------------
PRICE                   $81.00                          $19.50                          $19.00

--------------------------------------------------------------------------------------------------------------------
SPREAD ($)              $1.8225                         $0.78                           $0.7125

--------------------------------------------------------------------------------------------------------------------
SPREAD (%)
                        --------------------------------------------------------------------------------------------
                        2.25%                           4.00%                           3.75%
--------------------------------------------------------------------------------------------------------------------
SECURITY TYPE           COMMON                          COMMON                          COMMON

--------------------------------------------------------------------------------------------------------------------
RATING/QUALITY

--------------------------------------------------------------------------------------------------------------------
SIZE OF ISSUE           10,000,000                      28,000,000                      35,000,000

--------------------------------------------------------------------------------------------------------------------
TOTAL CAPITALIZATION    $5,473,617,930                  $2,449,249 (in thousands)        2,129,243 (in thousands)

--------------------------------------------------------------------------------------------------------------------

NOTE: Minimum of two comparisons must be completed for each purchase